                                      NEWS


[A&P LOGO]


The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ  07645
                                            INVESTOR CONTACT:  William J. Moss
                                                     Vice President, Treasurer
                                                                (201) 571-4019

                                           PRESS CONTACT:  Richard P. De Santa
                                             Vice President, Corporate Affairs
                                                                (201) 571-4495

   THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. ANNOUNCES RESULTS FOR THIRD
                         QUARTER ENDED DECEMBER 3, 2005

MONTVALE, NJ - January 6, 2006 - The Great Atlantic & Pacific Tea Company, Inc. (A&P, NYSE Symbol: GAP) announced unaudited fiscal 2005 third quarter and year to date results for the 12 and 40 weeks ended December 3, 2005.

For the third quarter, U.S. sales were $1.58 billion, compared with $1.67 billion in the third quarter of fiscal 2004. Fiscal 2004 third quarter total sales of $2.52 billion include $850 million related to A&P Canada which was sold in August 2005. U.S. total comparable store sales increased 1.8% vs. year-ago. Excluding New Orleans, U.S. comparable store sales decreased 0.3% vs. year-ago. Net loss for the quarter was $71 million or $1.74 per diluted share this year versus a loss of $75 million or $1.96 per diluted share last year.

Reported EBITDA for the third quarter was negative $35 million this year versus a positive $16 million for the third quarter of fiscal 2004. EBITDA for both quarters includes items the Company considers non-operating in nature that management excludes when evaluating the results of the U.S. on-going business. The current quarter includes a $2 million benefit related to the Visa/Mastercard lawsuit settlement, charges of $19 million related to Midwest operations exit costs, net charges of $15 million in restructuring costs relating to the cost reduction initiatives within administration and supply and logistics, charges of $8 million related to impairment charges on long-lived assets, charges of $13 million related to store closures in New Orleans as a result of Hurricane Katrina, charges of $3 million related to early extinguishment of debt and write off of deferred financing fees for the prior credit facility and $4 million of real estate related losses. Fiscal 2004 third quarter results include $27 million from A&P Canada, $9 million in one-time savings in employee benefit costs, charges of $35 million related to impairment on long-lived assets, $1 million in net restructuring costs and $2 million of real estate related losses.

For the 40 weeks year to date, U.S. sales were $5.41 billion versus $5.61 billion in fiscal 2004. Total sales of $7.13 billion for the 40 weeks year to date and $8.29 billion in fiscal 2004 include $1.72 billion and $2.68 billion in sales, respectively, related to A&P Canada which was sold in August 2005. U.S. total comparable store sales were unchanged from last year. Excluding New Orleans, U.S. comparable store sales decreased 0.6% vs. year-ago. Net income for the 40 weeks year to date was $432 million or $10.62 per diluted share which included the gain on the sale of Canada, compared with a loss of $182 million or $4.74 per diluted share for fiscal 2004.

Reported EBITDA for the 40 weeks year to date and fiscal 2004 was negative $101 million and positive $120 million, respectively. EBITDA for the 40 weeks year to date includes $68 million from A&P Canada, a $2 million benefit related to the Visa/Mastercard settlement, $22 million of real estate related gains, charges of $105 million related to Midwest operations exit costs, $89 million in net restructuring costs, charges of $18 million related to impairment charges on long-lived assets, charges of $18 million related to Hurricane Katrina, charges of $15 million related to the Canadian hedging agreement and charges of $33 million for early extinguishment of debt and write off of deferred financing fees related to the prior credit facility. EBITDA for fiscal 2004 includes $64 million from A&P Canada, $9 million in one-time savings in employee benefit costs, charges of $35 million related to impairment on long-lived assets, $2 million in net restructuring costs and $1 million of real estate related losses.

Christian Haub, Executive Chairman, said, "I am very encouraged by the progress generated by our new management team in both reducing costs and improving sales trends, especially through the latter stages of the third quarter. Accordingly, our results, excluding special items, were significantly improved, a positive sign that we are on track to achieve our profitability objectives as planned."

Eric Claus, President & Chief Executive Officer, said "I'm very proud of our team's execution of key cost management, operating and selling strategies in the third quarter. Our store level initiatives are clearly resonating with customers, resulting in improved sales. These positive outcomes at such an early stage of our rebuilding process bode well for the achievement of ongoing sales momentum, and progress toward overall profitability by fiscal 2007.

"Going forward, we plan to continue to improve operating results by further reducing costs, while marketing aggressively and investing to bring our store facilities to new quality standards both on the fresh and discount sides." Mr. Claus said.

Founded in 1859, A&P is one of the nation's first supermarket chains. The Company operates 407 stores in 9 states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center and Food Basics.

The Company invites investors and other interested parties to listen to a live audio Webcast to be held at 11:00 AM Eastern Time today, at which members of the Company's senior management team will discuss the Company's third quarter financial results. The Webcast may be accessed through a link on the "Investors" page of the Company's Website, www.aptea.com. Listeners who cannot participate in the live broadcast will be able to hear a recorded replay of the broadcast beginning this afternoon and available until February 3, 2006.

Effective March 28, 2003, the Securities and Exchange Commission ("SEC") adopted new rules related to disclosure of certain financial measures not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Such new rules require all public companies to provide certain disclosures in press release and SEC filings related to non-GAAP financial measures. We use the non-GAAP measure "EBITDA" to evaluate the Company's liquidity and it is among the primary measures used by management for planning and forecasting of future periods. EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, equity in earnings of Metro, Inc., discontinued operations and the gain on the sale of A&P Canada. The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company's management and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. In addition, this measure is also among the primary measures used externally by the Company's investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. EBITDA is reconciled to Net Cash provided by Operating Activities on Schedule 1 of this release.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE FUTURE PERFORMANCE OF THE COMPANY, WHICH ARE BASED ON MANAGEMENT'S ASSUMPTIONS AND BELIEFS IN LIGHT OF THE INFORMATION CURRENTLY AVAILABLE TO IT. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS INCLUDING, BUT NOT LIMITED TO:
COMPETITIVE PRACTICES AND PRICING IN THE FOOD INDUSTRY GENERALLY AND PARTICULARLY IN THE COMPANY'S PRINCIPAL MARKETS; THE COMPANY'S RELATIONSHIPS WITH ITS EMPLOYEES AND THE TERMS OF FUTURE COLLECTIVE BARGAINING AGREEMENTS; THE COSTS AND OTHER EFFECTS OF LEGAL AND ADMINISTRATIVE CASES AND PROCEEDINGS; THE NATURE AND EXTENT OF CONTINUED CONSOLIDATION IN THE FOOD INDUSTRY; CHANGES IN THE FINANCIAL MARKETS WHICH MAY AFFECT THE COMPANY'S COST OF CAPITAL AND THE ABILITY OF THE COMPANY TO ACCESS CAPITAL; SUPPLY OR QUALITY CONTROL PROBLEMS WITH THE COMPANY'S VENDORS; AND CHANGES IN ECONOMIC CONDITIONS WHICH AFFECT THE BUYING PATTERNS OF THE COMPANY'S CUSTOMERS.

                                       ###

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
            SCHEDULE 1 - GAAP EARNINGS FOR THE 12 AND 40 WEEKS ENDED
                      DECEMBER 3, 2005 AND DECEMBER 4, 2004
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AMOUNTS AND STORE DATA)


                                                                                           12 Weeks Ended
                                                                             -------------------------------------------
                                                                               December 3, 2005     December 4, 2004
                                                                               ----------------     ----------------
                                                                                                     AS RESTATED (1)

Sales                                                                                 $ 1,580,942           $ 2,523,759
Cost of merchandise sold                                                               (1,116,399)           (1,827,221)
                                                                                      -----------           -----------
   Gross margin                                                                           464,543               696,538
Store operating, general and administrative expense                                      (546,100)             (742,791)
                                                                                      -----------           -----------
   Loss from operations (2)                                                               (81,557)              (46,253)
(Loss) gain on sale of Canadian operations                                                 (6,083)                    -
Interest expense                                                                          (15,398)              (24,874)
Interest income                                                                             4,803                   485
Minority interest in earnings of consolidated franchisees                                       -                 2,815
Equity in earnings of Metro, Inc.                                                           3,397                     -
                                                                                      -----------           -----------
   (Loss) income from continuing operations before income taxes                           (94,838)              (67,827)
Benefit from (provision for) income taxes                                                  21,083                (4,924)
                                                                                      -----------           -----------
   (Loss) income from continuing operations                                               (73,755)              (72,751)
Discontinued operations:
   Income (loss) from operations of discontinued businesses, net of tax                     1,972                   110
   Gain (loss) on disposal of discontinued operations, net of tax                             577                (2,702)
                                                                                      -----------           -----------
   Income (loss) from discontinued operations                                               2,549                (2,592)
                                                                                      -----------           -----------
Net (loss) income                                                                     $   (71,206)          $   (75,343)
                                                                                      ===========           ===========

Net (loss) income per share - basic:
   Continuing operations                                                              $     (1.80)          $     (1.89)
   Discontinued operations                                                                   0.06                 (0.07)
                                                                                      -----------           -----------
Net (loss) income per share - basic                                                   $     (1.74)          $     (1.96)
                                                                                      ===========           ===========

Net (loss) income per share - diluted:
Continuing operations                                                                 $     (1.80)          $     (1.89)
Discontinued operations                                                                      0.06                 (0.07)
                                                                                      -----------           -----------
Net (loss) income per share - diluted                                                 $     (1.74)          $     (1.96)
                                                                                      ===========           ===========


Weighted average common shares outstanding - basic                                     40,997,714            38,553,356
                                                                                      ===========           ===========
Weighted average common shares outstanding - diluted                                   40,997,714            38,553,356
                                                                                      ===========           ===========


Gross margin rate                                                                           29.38%                27.60%
Store operating, general and administrative expense rate                                    34.54%                29.43%


Depreciation and amortization                                                         $    46,274           $    62,647
                                                                                      ===========           ===========


Reconciliation of GAAP cash flow measure to EBITDA:
Net cash used in operating activities                                                   $ (92,322)          $   (66,120)
Net interest expense                                                                       10,595                24,389
Asset disposition initiatives                                                             (15,691)                2,090
Restructuring charge                                                                       (1,697)                    0
Long lived asset impairment charges                                                       (17,966)              (35,498)
Loss on extinguishment of debt                                                                  0                     0
Loss on derivatives                                                                             0                     0
(Loss) gain on disposal of owned property                                                  (1,591)               (2,532)
(Benefit from) provision for income taxes                                                 (21,083)                4,924
Income taxes                                                                               17,585                (2,667)
Other share based awards                                                                   (2,043)                    0
Working capital changes
-----------------------
       Accounts receivable                                                                 (1,273)               (8,157)
       Inventories                                                                         (5,947)               69,519
       Prepaid expenses and other current assets                                            8,369                 2,842
       Accounts payable                                                                    18,665               (31,472)
       Accrued salaries, wages, benefits and taxes                                         32,029                17,282
       Other accruals                                                                      44,559                33,004
Other assets                                                                                 (254)               10,213
Other non-current liabilities                                                               4,371                 2,073
Other, net                                                                                (11,589)               (3,496)
                                                                                      -----------           -----------
     EBITDA                                                                             $ (35,283)          $    16,394
                                                                                      ===========           ===========


Number of stores operated at end of quarter                                                   407                   650
                                                                                      ===========           ===========

Number of franchised stores served at end of quarter                                            -                    42
                                                                                      ===========           ===========

                                                                                          40 Weeks Ended
                                                                             ------------------------------------------
                                                                               December 3, 2005     December 4, 2004
                                                                               ----------------     ----------------
                                                                                                    AS RESTATED (1)

Sales                                                                                 $ 7,132,824          $ 8,294,617
Cost of merchandise sold                                                               (5,113,659)          (5,982,570)
                                                                                      -----------          -----------
   Gross margin                                                                         2,019,165            2,312,047
Store operating, general and administrative expense                                    (2,283,928)          (2,398,230)
                                                                                      -----------          -----------
   Loss from operations (2)                                                              (264,763)             (86,183)
(Loss) gain on sale of Canadian operations                                                912,468                    -
Interest expense                                                                          (76,783)             (87,000)
Interest income                                                                             9,146                2,094
Minority interest in earnings of consolidated franchisees                                  (1,131)               1,097
Equity in earnings of Metro, Inc.                                                           3,397                    -
                                                                                      -----------          -----------
   (Loss) income from continuing operations before income taxes                           582,334             (169,992)
Benefit from (provision for) income taxes                                                (152,885)              (8,768)
                                                                                      -----------          -----------
   (Loss) income from continuing operations                                               429,449             (178,760)
Discontinued operations:
   Income (loss) from operations of discontinued businesses, net of tax                     1,704                 (929)
   Gain (loss) on disposal of discontinued operations, net of tax                             577               (2,702)
                                                                                      -----------          -----------
   Income (loss) from discontinued operations                                               2,281               (3,631)
                                                                                      -----------          -----------
Net (loss) income                                                                     $   431,730          $  (182,391)
                                                                                      ===========          ===========

Net (loss) income per share - basic:
   Continuing operations                                                              $     10.71          $     (4.64)
   Discontinued operations                                                                   0.06                (0.10)
                                                                                      -----------          -----------
Net (loss) income per share - basic                                                   $     10.77          $     (4.74)
                                                                                      ===========          ===========

Net (loss) income per share - diluted:
Continuing operations                                                                 $     10.56          $     (4.64)
Discontinued operations                                                                      0.06                (0.10)
                                                                                      -----------          -----------
Net (loss) income per share - diluted                                                 $     10.62          $     (4.74)
                                                                                      ===========          ===========


Weighted average common shares outstanding - basic                                     40,075,391           38,530,519
                                                                                      ===========          ===========
Weighted average common shares outstanding - diluted                                   40,634,565           38,530,519
                                                                                      ===========          ===========


Gross margin rate                                                                           28.31%               27.87%
Store operating, general and administrative expense rate                                    32.02%               28.91%


Depreciation and amortization                                                         $   164,042          $   205,683
                                                                                      ===========          ===========


Reconciliation of GAAP cash flow measure to EBITDA:
Net cash used in operating activities                                                 $  (160,523)         $   (11,107)
Net interest expense                                                                       67,637               84,906
Asset disposition initiatives                                                            (100,372)               1,709
Restructuring charge                                                                      (62,736)                   0
Long lived asset impairment charges                                                       (29,108)             (38,206)
Loss on extinguishment of debt                                                            (28,623)                   0
Loss on derivatives                                                                       (15,446)                   0
(Loss) gain on disposal of owned property                                                  25,836               (3,381)
(Benefit from) provision for income taxes                                                 152,885                8,768
Income taxes                                                                             (119,643)                (431)
Other share based awards                                                                   (6,970)                   0
Working capital changes
-----------------------
       Accounts receivable                                                                 25,770              (39,527)
       Inventories                                                                        (33,432)              98,337
       Prepaid expenses and other current assets                                           15,890               26,410
       Accounts payable                                                                    89,717              (79,389)
       Accrued salaries, wages, benefits and taxes                                         36,152               19,257
       Other accruals                                                                      (8,558)              25,835
Other assets                                                                                   44               20,679
Other non-current liabilities                                                              59,721                6,840
Other, net                                                                                 (8,962)              (1,200)
                                                                                      -----------          -----------
     EBITDA                                                                           $  (100,721)         $   119,500
                                                                                      ===========          ===========


Number of stores operated at end of quarter                                                   407                  650
                                                                                      ===========          ===========

Number of franchised stores served at end of quarter                                            -                   42
                                                                                      ===========          ===========


(1) As previously reported, prior year results have been restated for changes in our accounting for leases primarily to correct the Company's accounting for landlord allowances.

(2) Loss from operations included charges totaling $60 million and $186 million for the 12 and 40 weeks ended December 3, 2005, respectively, related to certain items that the Company believes are of a non-operating nature. For the 12 and 40 weeks ended December 3, 2005, these items included:

           - $2 million of income related to the VISA/Mastercard lawsuit settlement during both periods presented,
           - $15 million and $89 million in restructuring costs, respectively, primarily related to the sale of the U.S. distribution operations to C&S,
           - $19 million and $105 million, respectively, related to Midwest exit costs,
           - $8 million and $18 million, respectively, related to long-lived asset impairment,
           - $3 million and $33 million, respectively, related to the early extinguishment of debt and write-off of deferred financing fees,
           - $13 million and $18 million, respectively, relating to the impact of Hurricane Katrina on our operations,
           - $4 million relating to real estate losses and $22 million relating to real estate gains, respectively,
           - $68 million of income from A&P Canada for the 40 weeks ended December 3, 2005,
           - $15 million related to the Canadian dollar hedge for for the 40 weeks ended December 3, 2005.

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                    SCHEDULE 2 - CONDENSED BALANCE SHEET DATA
                                   (UNAUDITED)
                 (IN MILLIONS, EXCEPT PER SHARE AND STORE DATA)


                                                               December 3, 2005   February 26, 2005
                                                               -----------------  -----------------

Cash and short-term investments                                            $128               $258

Other current assets                                                      1,103                907
                                                               -----------------  -----------------

    Total current assets                                                  1,231              1,165

Property-net                                                                898              1,516

Equity investment in Metro, Inc.                                            331                  0

Other assets                                                                 48                121
                                                               -----------------  -----------------

    Total assets                                                         $2,508             $2,802
                                                               =================  =================

Total current liabilities                                                  $608             $1,078

Total non-current liabilities                                             1,199              1,490

Stockholders' equity                                                        701                234
                                                               -----------------  -----------------

    Total liabilities and stockholders' equity                           $2,508             $2,802
                                                               =================  =================

Other Statistical Data
----------------------

Total Debt and Capital Leases                                              $282               $697
Total Long Term Real Estate Liabilities                                    $277                328
Restricted Cash, Temporary Investments and Marketable
   Securities                                                              (413)              (104)
                                                               -----------------  -----------------
    Net Debt                                                               $146               $921

Total Retail Square Footage (in thousands)                               16,547             25,583

Book Value Per Share                                                     $17.10              $6.03



                                                                  For the 40         For the 40
                                                                 weeks ended        weeks ended
                                                               December 3, 2005   December 4, 2004
                                                               -----------------  -----------------

Capital Expenditures                                                       $135               $164